PREPAID AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
PREPAID AND OTHER CURRENT ASSETS
Receivables for third-party acquisitions	¥ 41,788
Prepayments to suppliers	720		¥ 718
Loans to third parties	38		3,188
Others	14		2,355
Total before allowance for doubtful accounts	42,560		6,261
Total	¥ 42,560	$ 6,171	¥ 6,261